SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 15, 2003
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                             Group 1 Software, Inc.
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             (Exact name of registrant as specified in its charter)



             Delaware                      0-6355               52-0852578
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   (State or other jurisdiction       (Commission File        (IRS Employer
        of incorporation)                 Number)          Identification No.)



            4200 Parliament Place, Suite 600                    20706-1844
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        (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (301) 918-0400
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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On April 15, 2003, Group 1 Software, Inc. (the "Company") and Sagent Technology, Inc. ("Sagent"), entered into an Asset Purchase Agreement (the "Purchase Agreement") pursuant to which the Company has agreed, subject to the terms and conditions of the Purchase Agreement, to purchase the key assets of Sagent. The transaction is subject to completion of the Company's due diligence review, the approval of the Company's board of directors and approval by Sagent's shareholders, as well as certain other closing conditions.

The purchase price for Sagent's assets is approximately $17 million, payable in cash and debt forgiveness, subject to certain adjustments. Concurrent with entering into the Purchase Agreement, Group 1 and Sagent entered into a Note Purchase Agreement dated as of April 15, 2003 (the "Note Purchase Agreement"), a Secured Promissory Note dated as of April 15, 2003 (the "Promissory Note"), a Security Agreement dated as of April 15, 2003 (the "Security Agreement") and a Pledge Agreement dated as of April 15, 2003 (the "Pledge Agreement") under which Group 1 provided Sagent with $5 million in bridge financing, secured by all of Sagent's assets. Under the terms of the Note Purchase Agreement, the Company has agreed to lend Sagent an additional $2 million upon approval of the Purchase Agreement by the Company's board of directors.

A copy of the Purchase Agreement, the Note Purchase Agreement, the Secured Promissory Note, the Security Agreement, the Pledge Agreement, and the press release announcing the execution of the Purchase Agreement are attached to this Current Report on Form 8-K as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 99.1, respectively, and are incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      2.1 Asset Purchase Agreement, dated as of April 15, 2003, by and between Group 1 Software, Inc. and Sagent Technology, Inc. *

      10.1 Note Purchase Agreement, dated as of April 15, 2003, by and between Group 1 Software, Inc. and Sagent Technology, Inc.*

      10.2 Secured Promissory Note, dated as of April 15, 2003, by and between Group 1 Software, Inc. and Sagent Technology, Inc.

      10.3 Security Agreement, dated as of April 15, 2003, by and between Group 1 Software, Inc. and Sagent Technology, Inc.

      10.4 Pledge Agreement, dated as of April 15, 2003, by and between Group 1 Software, Inc. and Sagent Technology, Inc.

      99.1  Press Release dated April 16, 2003

*The Schedules to the Purchase Agreement and Note Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any schedules to the Securities and Exchange Commission upon request.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Group 1 Software, Inc.

Date  April 17, 2003                     By:  /s/  Mark D. Funston
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                                            Name:   Mark D. Funston
                                            Title:  Chief Financial Officer